APPENDIX A OR SCHEDULE A, AS APPLICABLE,

TO

MASTER CUSTODIAN AGREEMENT, ADMINISTRATION AGREEMENT, AND

TRANSFER AGENCY AND SERVICE AGREEMENT

As of May 17, 2019

WisdomTree Trust

WisdomTree 90/60 U.S. Balanced Fund
WisdomTree Asia Pacific ex-Japan Fund
WisdomTree Balanced Income Fund
WisdomTree Bloomberg U.S. Dollar Bullish Fund
WisdomTree CBOE Russell 2000 PutWrite Strategy Fund
WisdomTree CBOE S&P 500 PutWrite Strategy Fund
WisdomTree China ex-State-Owned Enterprises Fund
WisdomTree Chinese Yuan Strategy Fund
WisdomTree Dynamic Bearish U.S. Equity Fund
WisdomTree Dynamic Currency Hedged International Equity Fund
WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund
WisdomTree Dynamic Long/Short U.S. Equity Fund
WisdomTree Emerging Currency Strategy Fund
WisdomTree Emerging Markets Consumer Growth Fund
WisdomTree Emerging Markets Corporate Bond Fund
WisdomTree Emerging Markets Dividend Fund
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund
WisdomTree Emerging Markets High Dividend Fund
WisdomTree Emerging Markets Local Debt Fund
WisdomTree Emerging Markets Multifactor Fund
WisdomTree Emerging Markets PutWrite Strategy Fund
WisdomTree Emerging Markets Quality Dividend Growth Fund
WisdomTree Emerging Markets SmallCap Dividend Fund
WisdomTree Europe Hedged Equity Fund
WisdomTree Europe Hedged SmallCap Equity Fund
WisdomTree Europe Multifactor Fund
WisdomTree Europe Quality Dividend Growth Fund
WisdomTree Europe SmallCap Dividend Fund
WisdomTree Floating Rate Treasury Fund
WisdomTree Fundamental U.S. Corporate Bond Fund
WisdomTree Fundamental U.S. High Yield Corporate Bond Fund
WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund

WisdomTree Trust 245 Park Avenue, 35th Floor, New York, NY 10167 | 212-801-2080 Tel 212-801-2081 Fax

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund
WisdomTree Germany Hedged Equity Fund
WisdomTree Global ex-Mexico Equity Fund
WisdomTree Global ex-U.S. Quality Dividend Growth Fund
WisdomTree Global ex-U.S. Real Estate Fund
WisdomTree Global High Dividend Fund
WisdomTree High Yield Corporate Bond PutWrite Strategy Fund
WisdomTree ICBCCS S&P China 500 Fund
WisdomTree India Earnings Fund
WisdomTree India ex-State-Owned Enterprises Fund
WisdomTree Interest Rate Hedged High Yield Bond Fund
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund
WisdomTree International Dividend ex-Financials Fund
WisdomTree International Equity Fund
WisdomTree International Hedged Quality Dividend Growth Fund
WisdomTree International High Dividend Fund
WisdomTree International LargeCap Dividend Fund
WisdomTree International MidCap Dividend Fund
WisdomTree International Multifactor Fund
WisdomTree International PutWrite Strategy Fund
WisdomTree International Quality Dividend Growth Fund
WisdomTree International SmallCap Dividend Fund
WisdomTree Japan Hedged Equity Fund
WisdomTree Japan Hedged SmallCap Equity Fund
WisdomTree Japan Multifactor Fund
WisdomTree Japan SmallCap Dividend Fund
WisdomTree Long-Term Treasury PutWrite Strategy Fund
WisdomTree Managed Futures Strategy Fund
WisdomTree Modern Tech Platforms Fund
WisdomTree Mortgage Plus Bond Fund
WisdomTree Middle East Dividend Fund
WisdomTree Negative Duration High Yield Bond Fund
WisdomTree Negative Duration U.S. Aggregate Bond Fund
WisdomTree U.S. Dividend ex-Financials Fund
WisdomTree U.S. LargeCap Fund
WisdomTree U.S. High Dividend Fund
WisdomTree U.S. LargeCap Dividend Fund
WisdomTree U.S. MidCap Dividend Fund
WisdomTree U.S. MidCap Fund
WisdomTree U.S. Multifactor Fund

WisdomTree Trust 245 Park Avenue, 35th Floor, New York, NY 10167 | 212-801-2080 Tel 212-801-2081 Fax

WisdomTree U.S. Quality Dividend Growth Fund
WisdomTree U.S. Quality Shareholder Yield Fund
WisdomTree U.S. SmallCap Dividend Fund
WisdomTree U.S. SmallCap Fund
WisdomTree U.S. SmallCap Quality Dividend Growth Fund
WisdomTree U.S. Total Dividend Fund
WisdomTree U.S. Total Market Fund
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund
WisdomTree Yield Enhanced International Aggregate Bond Fund
WisdomTree Yield Enhanced Global Aggregate Bond Fund

WisdomTree Trust 245 Park Avenue, 35th Floor, New York, NY 10167 | 212-801-2080 Tel 212-801-2081 Fax